UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2018

Annual Report

to Shareholders

DWS CROCI® U.S. Fund

(formerly Deutsche CROCI® U.S. Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
29	Notes to Financial Statements

39	Report of Independent Registered Public Accounting Firm
41	Information About Your Fund’s Expenses
43	Tax Information
44	Advisory Agreement Board Considerations and Fee Evaluation
49	Board Members and Officers
54	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Stocks may decline in value. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS CROCI® U.S. Fund

Letter to Shareholders

Dear Shareholder:

Earlier this year, we adopted our existing European brand, DWS, globally. In connection with that change, “DWS” has replaced “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS CROCI® U.S. Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Strategy and Process

Portfolio management selects stocks of companies that it believes offer economic value, utilizing the CROCI® strategy as the primary factor, among other factors. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio, which is comparable across markets, sectors and stocks. The CROCI® Economic Price Earnings Ratio seeks to measure the “real” economic value rather than the “accounting” value of a company’s invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI® Economic Price Earnings Ratios, will outperform other companies.

In selecting stocks, portfolio management measures economic value using the CROCI® Economic Price Earnings Ratio and may adjust this by factors such as stock price volatility, as determined by the CROCI® Investment Strategy and Valuation Group. The CROCI® Investment Strategy and Valuation Group may provide other CROCI® valuation metrics which portfolio management may use in addition to the CROCI® Economic Price Earnings Ratio. All CROCI® financial metrics may be adjusted from time to time. Portfolio management may also use factors other than the CROCI® strategy in selecting investments. The Fund’s portfolio is reviewed periodically and adjusted in accordance with the CROCI® strategy’s rules. Portfolio management actively manages portfolio changes in an attempt to reduce market impact and transaction costs and to manage the portfolio with tax efficiency in mind.

DWS CROCI ® U.S. Fund returned 7.87% in the 12-month period ended September 30, 2018, underperforming the 17.91% return of the S&P 500 Index.

U.S. equities performed very well in the past year, but not all segments of the market benefited equally from the rally. The broader market was

4	|	DWS CROCI® U.S. Fund

propelled steadily higher by the favorable backdrop of improving economic growth and strong gains in corporate earnings. Together, these factors helped stocks close the period just short of record highs despite potential obstacles such as uncertainty surrounding trade policy, continued interest-rate increases by the U.S. Federal Reserve, and valuations that remained above historic averages.

“We	are disappointed in the Fund’s results, but we are also remaining true to our value discipline.”

Despite the broadly positive environment, there was a meaningful divergence in performance under the surface. Investors maintained a strong preference for faster-growing companies, particularly mega-cap technology stocks, while showing less interest in those with lower valuations and higher dividends. This trend resulted in a wide gap in the returns of the growth and value categories: the Russell 1000 Growth Index, which gauges the return of large-cap growth stocks, advanced 26.30% and exceeded the 9.45% gain for the Russell 1000 Value Index by nearly 17 percentage points in the 12-month period.

Fund Performance

Our value approach, which put the Fund out of step with the trends in the broader market during the past year, was the primary factor driving relative performance. Although this trend did not account for all of the Fund’s shortfall, it was nonetheless a headwind versus the broad-based S&P 500 Index. Our emphasis on lower-volatility stocks also detracted at a time in which higher-beta, momentum-driven equities generally outperformed.

Sector allocations and individual stock selection both played a role in the Fund’s underperformance. The deficit from the allocation side largely was a function of our value-oriented strategy. For instance, the portfolio had a large overweight position in the defensive utilities sector. While this area has proven to be fertile ground for the types of value stocks identified by the CROCI® strategy, it lagged the broader market by a wide margin in the past year. Not only were utilities out of favor due to their lower growth characteristics, but they were also hurt by their above-average sensitivity to rising interest rates. Our value focus translated to a sizable underweight in the information technology sector, as well. Technology

DWS CROCI® U.S. Fund	|	5

was the second-best performer in the index (behind only consumer discretionary) so the Fund was hurt by having a weighting less than half of the sector’s representation in the S&P 500 Index. The Fund’s overweight in the defensive consumer staples sector further pressured results, as did its zero weighting in energy.

With regard to stock selection, our largest margin of underperformance occurred in the consumer discretionary sector. CBS Corp.* — which declined due to management turmoil — was a key detractor in the sector, as was the Fund’s zero weighting in Amazon.com, Inc. The construction-supply company Mohawk Industries, Inc.,* which came under pressure from worries that rising interest rates would stem demand among homebuyers, was another key detractor. On the plus side, we added value through positions in the homebuilder D.R. Horton, Inc. — which posted a strong gain in the first part of the period before interest-rate concerns took hold — and the navigation-technology producer Garmin Ltd.

Our stock selection in information technology was another factor in the Fund’s underperformance. In addition to not owning or having underweights in many of the top performers in the sector, including Microsoft Corp.** and Apple, Inc.,* the Fund held two stocks that lagged their peers by a wide margin: Amdocs Ltd. and Cognizant Technology Solutions Corp. Amdocs slid as its earnings were reduced by headwinds related to foreign-exchange rates, while Cognizant lagged due to disappointing second-quarter revenue growth and concerns regarding its growth outlook.

Utilities proved to be a challenging area for the Fund, as well. Our holdings posted a negative return in the aggregate, with the largest impact coming from the electric utility PPL Corp.* PPL’s U.K. earnings — as reported under U.S. Generally Accepted Accounting Principles —appeared overstated, and its path to growth remained unclear. California-based Edison International,* which declined on concerns about potential liability associated with the 2017 wildfires in the state, was another a key detractor, as were DTE Energy Co. and American Electric Power Company, Inc.*

On the positive side, our stock picks in the industrials sector outpaced the broader category. Southwest Airlines Co.,* which showed better

6	|	DWS CROCI® U.S. Fund

bookings and fares, was a top contributor. In addition, shares of the diversified industrial stock Illinois Tool Works, Inc.* rallied due to positive underlying demand in almost all of its business areas. Positions in the aerospace/defense stocks Lockheed Martin Corp.,* Raytheon Corp.,* and Honeywell International Inc. were further contributors in the sector, as was a zero weighting in General Electric Co.*

Outside of industrials, the pharmaceuticals company AbbVie, Inc.* gained ground thanks to lower tax rates and strong revenue growth. Intel Corp.* and Wal-Mart, Inc.* were additional contributors of note.

Outlook and Positioning

We are disappointed in the Fund’s results, but we are also remaining true to our value discipline. Not only have value stocks underperformed since the Fund began to use the CROCI® strategy in April 2015, but there were also very few occasions in which the category was able to sustain a prolonged rebound. Although growth remained persistently in favor, it’s important to remember that the two styles tend to alternate leadership over time. We believe our CROCI® investment process, through its disciplined approach and emphasis on real value, is well positioned to benefit once the relative performance of the value style inevitably begins to improve.

We continued to emphasize higher-quality stocks with attractive valuations. As of September 30, 2018, the Fund had a price-to-earnings ratio of 11.6 based on one-year forward earnings estimates, versus 17.6 for the S&P 500 Index. The portfolio also compared favorably to the benchmark in terms of its fundamentals, illustrated by its strong return on equity (24.4% vs. 22.0%). While these characteristics did not feed through to results in the past year, we believe they provide a firm foundation for performance, particularly if the returns of momentum stocks and the growth style begin to cool.

*	Held and sold prior to September 30, 2018.

**	Not held during the period.

DWS CROCI® U.S. Fund	|	7

Portfolio Management Team

Di Kumble, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–

Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Portfolio Manager: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

John Moody, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.

–	Portfolio Analyst: New York.

–	BS in Business Management, Fairfield University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS CROCI® U.S. Fund

Terms to Know

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000® Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of stocks in the Russell 1000 Index with lower price/book ratios and lower forecasted growth values.

Index and category returns assume reinvestment of all distributions. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

Beta measures a security’s sensitivity to the movements of the fund’s benchmark or the market as a whole. A beta of greater than one indicates more volatility than the benchmark or market, while a beta of less than one indicates less volatility.

Momentum stocks are those with strong recent price performance.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

Price-to-earnings ratio (P/E) ratio (or accounting P/E ratio) compares a company’s current share price to its per-share earnings. The CROCI economic P/E ratio is a measure of valuation that incorporates all of the assets and liabilities of a company which are adjusted systematically by the CROCI team.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

DWS CROCI® U.S. Fund	|	9

Performance Summary	September 30, 2018 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	7.87%	6.01%
Adjusted for the Maximum Sales Charge (max 5.75% load)	1.66%	4.22%
S&P 500® Index†	17.91%	12.16%

Class T	1-Year	Life of Class**
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	7.87%	5.93%
Adjusted for the Maximum Sales Charge (max 2.50% load)	5.18%	5.16%
S&P 500® Index†	17.91%	16.63%

Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	7.05%	5.18%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	7.05%	5.18%
S&P 500® Index†	17.91%	12.16%

Class R	1-Year	Life of Class**
Average Annual Total Returns as of 9/30/18
No Sales Charges	7.54%	5.59%
S&P 500® Index†	17.91%	17.75%

Class R6	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/18
No Sales Charges	8.23%	6.33%
S&P 500® Index†	17.91%	12.16%

Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/18
No Sales Charges	8.17%	6.25%
S&P 500® Index†	17.91%	12.16%

Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/18
No Sales Charges	8.18%	6.29%
S&P 500® Index†	17.91%	12.16%

10	|	DWS CROCI® U.S. Fund

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 0.96%, 1.05%, 1.72%, 1.27%, 0.62%, 0.67% and 0.66% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS CROCI® U.S. Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Returns shown for Class R shares for the period prior to its inception on December 9, 2016 are derived from the historical performance of Institutional Class shares of DWS CROCI® U.S. Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS CROCI® U.S. Fund	|	11

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Deutsche CROCI® U.S. Fund commenced operations on April 13, 2015.

**	Class T shares commenced operations on June 5, 2017. Class R shares commenced operations on December 9, 2016.

†

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/18	$11.83	$11.85	$11.68	$11.82	$11.87	$11.86	$11.86
9/30/17	$11.21	$11.21	$11.06	$11.19	$11.24	$11.23	$11.23
Distribution Information as of 9/30/18
Income Distributions, Twelve Months	$.11	$.10	$.02	$.08	$.16	$.15	$.15
Capital Gain Distributions, Twelve Months	$.13	$.13	$.13	$.13	$.13	$.13	$.13

12	|	DWS CROCI® U.S. Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	9/30/18	9/30/17
Common Stocks	100%	99%
Cash Equivalents	0%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	9/30/18	9/30/17
Financials	22%	15%
Health Care	15%	18%
Industrials	14%	10%
Information Technology	12%	13%
Consumer Discretionary	10%	22%
Consumer Staples	10%	10%
Materials	10%	5%
Utilities	7%	7%
	100%	100%

Ten Largest Equity Holdings at September 30, 2018 (26.3% of Net Assets)
1	Honeywell International, Inc.	2.7%
	Manufacturer of diversified technology products
2	Garmin Ltd.	2.7%
	Provides navigation, communications and information devices
3	Gilead Sciences, Inc.	2.7%
	Developer of nucleotide pharmaceuticals
4	Eaton Corp. PLC	2.7%
	Manufactures engineered products for the industrial, vehicle, construction, commercial, and aerospace markets
5	Amgen, Inc.	2.6%
	Developer, manufacturer and marketer of human therapeutics
6	Pfizer, Inc.	2.6%
	Manufacturer of prescription pharmaceuticals and nonprescription self-medications
7	American Express Co.	2.6%
	Provider of travel-related, financial advisory and international banking services
8	International Business Machines Corp.	2.6%
	Manufacturer of computers and provider of information processing services
9	Cognizant Technology Solutions Corp.	2.6%
	Provides custom Information Technology Consulting and technology services
10	Rockwell Collins, Inc.	2.5%
	Designer of avionics and in-flight entertainment systems

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

DWS CROCI® U.S. Fund	|	13

Investment Portfolio	as of September 30, 2018

	Shares	Value ($)
Common Stocks 99.9%
Consumer Discretionary 9.9%
Auto Components 4.9%
American Axle & Manufacturing Holdings, Inc.*	1,257,741	21,935,003
BorgWarner, Inc.	478,548	20,472,283

		42,407,286
Household Durables 5.0%
D.R. Horton, Inc.	487,638	20,568,571
Garmin Ltd.	333,820	23,384,091

		43,952,662

Consumer Staples 9.8%
Beverages 4.9%
Coca-Cola Co.	466,976	21,569,622
PepsiCo, Inc.	189,689	21,207,230

		42,776,852
Food Products 2.4%
Tyson Foods, Inc. “A”	347,758	20,702,034
Household Products 2.5%
Procter & Gamble Co.	261,214	21,740,841

Financials 22.4%
Banks 7.5%
Citigroup, Inc.	309,704	22,218,165
JPMorgan Chase & Co.	190,417	21,486,654
U.S. Bancorp.	408,037	21,548,434

		65,253,253
Capital Markets 4.9%
Bank of New York Mellon Corp.	421,108	21,472,297
State Street Corp.	256,456	21,485,884

		42,958,181
Consumer Finance 10.0%
American Express Co.	211,636	22,537,118
Capital One Financial Corp.	219,458	20,833,148
Discover Financial Services	279,839	21,393,691
Synchrony Financial	708,270	22,013,032

		86,776,989
Health Care 15.5%
Biotechnology 7.8%
Amgen, Inc.	110,368	22,878,183
Celgene Corp.*	241,881	21,645,930

The accompanying notes are an integral part of the financial statements.

14	|	DWS CROCI® U.S. Fund

	Shares	Value ($)
Gilead Sciences, Inc.	302,766	23,376,563

		67,900,676
Pharmaceuticals 7.7%
Johnson & Johnson	159,283	22,008,132
Merck & Co., Inc.	312,074	22,138,529
Pfizer, Inc.	512,851	22,601,344

		66,748,005
Industrials 12.9%
Aerospace & Defense 2.6%
Rockwell Collins, Inc.	158,843	22,312,676
Electrical Equipment 2.7%
Eaton Corp. PLC	268,642	23,299,321
Industrial Conglomerates 2.7%
Honeywell International, Inc.	140,795	23,428,288
Machinery 2.5%
Cummins, Inc.	150,755	22,020,783
Professional Services 2.4%
ManpowerGroup, Inc.	246,379	21,178,739

Information Technology 12.4%
IT Services 7.7%
Amdocs Ltd.	335,720	22,150,805
Cognizant Technology Solutions Corp. “A”	291,541	22,492,388
International Business Machines Corp.	148,941	22,521,369

		67,164,562
Semiconductors & Semiconductor Equipment 4.7%
Lam Research Corp.	129,829	19,695,059
Micron Technology, Inc.*	464,195	20,995,540

		40,690,599
Materials 9.7%
Chemicals 4.7%
Eastman Chemical Co.	222,467	21,294,541
LyondellBasell Industries NV “A”	191,336	19,613,854

		40,908,395
Containers & Packaging 2.4%
WestRock Co.	394,536	21,084,004
Metals & Mining 2.6%
Nucor Corp.	346,874	22,009,155

Utilities 7.3%
Electric Utilities 4.9%
Exelon Corp.	492,148	21,487,182
NextEra Energy, Inc.	124,710	20,901,396

		42,388,578

The accompanying notes are an integral part of the financial statements.

DWS CROCI® U.S. Fund	|	15

	Shares	Value ($)
Multi-Utilities 2.4%
DTE Energy Co.	192,262	20,981,552
Total Common Stocks (Cost $835,710,728)		868,683,431

Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 2.03% (a) (Cost $1,438,960)	1,438,960	1,438,960

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $837,149,688)	100.1	870,122,391
Other Assets and Liabilities, Net	(0.1)	(549,610)

Net Assets	100.0	869,572,781

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2018 are as follows:

Value ($) at 9/30/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2018	Value ($) at 9/30/2018
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 2.03% (a)
9,226,635	101,385,250	109,172,925	—	—	105,900	—	1,438,960	1,438,960
9,226,635	101,385,250	109,172,925	—	—	105,900	—	1,438,960	1,438,960
*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

16	|	DWS CROCI® U.S. Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (b)	$868,683,431	$—	$—	$868,683,431
Short-Term Investment	1,438,960	—	—	1,438,960
Total	$870,122,391	$—	$—	$870,122,391

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® U.S. Fund	|	17

Statement of Assets and Liabilities

as of September 30, 2018

Assets
Investments in non-affiliated securities, at value (cost $835,710,728)	$868,683,431
Investment in DWS Central Cash Management Government Fund (cost $1,438,960)	1,438,960
Receivable for Fund shares sold	24,953
Dividends receivable	1,113,419
Interest receivable	8,395
Other assets	30,088
Total assets	871,299,246

Liabilities
Cash overdraft	147,763
Payable for Fund shares redeemed	658,222
Accrued Management fee	308,097
Accrued Trustees’ fees	12,964
Other accrued expenses and payables	599,419
Total liabilities	1,726,465
Net assets, at value	$869,572,781

Net Assets Consist of
Distributable earnings (loss)	56,698,087
Paid-in capital	812,874,694
Net assets, at value	$869,572,781

The accompanying notes are an integral part of the financial statements.

18	|	DWS CROCI® U.S. Fund

Statement of Assets and Liabilities as of September 30, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($147,220,558 ÷ 12,440,269 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.83
Maximum offering price per share (100 ÷ 94.25 of $11.83)	$12.55
Class T
Net Asset Value and redemption price per share ($11,319 ÷ 955 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.85
Maximum offering price per share (100 ÷ 97.50 of $11.85)	$12.15
Class C
Net Asset Value, offering and redemption (subject to contingent deferred sales charge) price per share ($5,689,933 ÷ 487,275 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.68
Class R
Net Asset Value offering and redemption price per share ($1,995,397 ÷ 168,886 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.82
Class R6
Net Asset Value, offering and redemption price per share ($137,734 ÷ 11,604 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.87
Class S
Net Asset Value, offering and redemption price per share ($705,774,872 ÷ 59,503,100 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.86
Institutional Class
Net Asset Value, offering and redemption price per share ($8,742,968 ÷ 737,368 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.86

The accompanying notes are an integral part of the financial statements.

DWS CROCI® U.S. Fund	|	19

Statement of Operations

for the year ended September 30, 2018

Investment Income
Income:
Dividends	$22,156,782
Income distributions — DWS Central Cash Management Government Fund	105,900
Total income	22,262,682
Expenses:
Management fee	3,790,869
Administration fee	891,969
Services to shareholders	1,104,624
Distribution and service fees	513,956
Custodian fee	10,845
Professional fees	105,202
Reports to shareholders	64,139
Registration fees	106,623
Trustees’ fees and expenses	54,292
Other	43,720
Total expenses before expense reductions	6,686,239
Expense reductions	(2,060)
Total expenses after expense reductions	6,684,179
Net investment income	15,578,503

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	94,111,596
Change in net unrealized appreciation (depreciation) on investments	(40,104,286)
Net gain (loss)	54,007,310
Net increase (decrease) in net assets resulting from operations	$69,585,813

The accompanying notes are an integral part of the financial statements.

20	|	DWS CROCI® U.S. Fund

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$15,578,503	$12,273,312
Net realized gain (loss)	94,111,596	56,670,952
Change in net unrealized appreciation (depreciation)	(40,104,286)	62,986,750
Net increase (decrease) in net assets resulting from operations	69,585,813	131,931,014
Distributions to shareholders:
Class A	(3,316,648)	(93,907)
Class T	(222)	—
Class C	(221,164)	—
Class R	(38,432)	—
Class R6	(3,268)	(302)
Class S	(17,640,806)	(1,420,933)
Institutional Class	(175,836)	(35,579)
Total distributions	(21,396,376)	(1,550,721)*
Fund share transactions:
Proceeds from shares sold	30,814,970	45,942,822
Reinvestment of distributions	20,384,921	1,473,311
Payments for shares redeemed	(128,322,025)	(165,835,434)
Net assets acquired in tax-free reorganization	—	879,831,327 **
Net increase (decrease) in net assets from Fund share transactions	(77,122,134)	761,412,026
Increase (decrease) in net assets	(28,932,697)	891,792,319
Net assets at beginning of period	898,505,478	6,713,159
Net assets at end of period	$869,572,781	$898,505,478 ***

*	Includes distributions from net investment income.

**	On December 9, 2016, Deutsche Large Cap Value Fund was acquired by the Fund through a tax-free reorganization (see Note F).

***	Includes undistributed net investment income of $10,796,565.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® U.S. Fund	|	21

Financial Highlights

	Years Ended September 30,			Period Ended
Class A	2018	2017	2016	9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.21	$9.51	$8.65	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.16	.15	.06
Net realized and unrealized gain (loss)	.69	1.55	.81	(1.41)
Total from investment operations	.86	1.71	.96	(1.35)
Less distributions from:
Net investment income	(.11)	(.01)	(.10)	—
Net realized gains	(.13)	—	—	—
Total distributions	(.24)	(.01)	(.10)	—
Net asset value, end of period	$11.83	$11.21	$9.51	$8.65
Total Return (%)[c]	7.87	17.94	11.26 [d]	(13.50	)d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	154	.39	.19
Ratio of expenses before expense reductions (%)	1.01	.96	3.35	4.62	*
Ratio of expenses after expense reductions (%)	1.01	.96	1.06	1.06	*
Ratio of net investment income (loss) (%)	1.48	1.50	1.68	1.45	*
Portfolio turnover rate (%)	98	100	98	29	**

[a]	For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

22	|	DWS CROCI® U.S. Fund

Class T	Year Ended 9/30/18	Period Ended 9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$11.21	$10.68
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.05
Net realized and unrealized gain (loss)	.69	.48
Total from investment operations	.87	.53
Less distributions from:
Net investment income	(.10)	—
Net realized gains	(.13)	—
Total distributions	(.23)	—
Net asset value, end of period	$11.85	$11.21
Total Return (%)[c]	7.87	4.96	d**

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period ($ thousands)	11	10
Ratio of expenses before expense reductions (%)	.93	1.05	*
Ratio of expenses after expense reductions (%)	.93	1.04	*
Ratio of net investment income (loss) (%)	1.57	1.53	*
Portfolio turnover rate (%)	98	100	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS CROCI® U.S. Fund	|	23

	Years Ended September 30,			Period Ended
Class C	2018	2017	2016	9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.06	$9.45	$8.61	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.08	.09	.03
Net realized and unrealized gain (loss)	.69	1.53	.81	(1.42)
Total from investment operations	.77	1.61	.90	(1.39)
Less distributions from:
Net investment income	(.02)	—	(.06)	—
Net realized gains	(.13)	—	—	—
Total distributions	(.15)	—	(.06)	—
Net asset value, end of period	$11.68	$11.06	$9.45	$8.61
Total Return (%)[c]	7.05	17.04	10.47 [d]	(13.90	)d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	16	1	.12
Ratio of expenses before expense reductions (%)	1.75	1.72	4.09	5.38	*
Ratio of expenses after expense reductions (%)	1.75	1.72	1.81	1.81	*
Ratio of net investment income (loss) (%)	.70	.74	.95	.71	*
Portfolio turnover rate (%)	98	100	98	29	**

[a]	For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

24	|	DWS CROCI® U.S. Fund

Class R	Year Ended 9/30/18	Period Ended 9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$11.19	$9.67
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.10
Net realized and unrealized gain (loss)	.70	1.42
Total from investment operations	.84	1.52
Less distributions from:
Net investment income	(.08)	—
Net realized gains	(.13)	—
Total distributions	(.21)	—
Net asset value, end of period	$11.82	$11.19
Total Return (%)	7.54 [c]	15.72	**

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period ($ millions)	2	2
Ratio of expenses before expense reduction (%)	1.39	1.27	*
Ratio of expenses after expense reduction (%)	1.29	1.27	*
Ratio of net investment income (loss) (%)	1.20	1.19	*
Portfolio turnover rate (%)	98	100	[d]

[a]	For the period from December 9, 2016 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS CROCI® U.S. Fund	|	25

	Years Ended September 30,			Period Ended
Class R6	2018	2017	2016	9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.24	$9.53	$8.66	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.20	.18	.08
Net realized and unrealized gain (loss)	.70	1.54	.81	(1.42)
Total from investment operations	.92	1.74	.99	(1.34)
Less distributions from:
Net investment income	(.16)	(.03)	(.12)	—
Net realized gains	(.13)	—	—	—
Total distributions	(.29)	(.03)	(.12)	—
Net asset value, end of period	$11.87	$11.24	$9.53	$8.66
Total Return (%)[c]	8.23	18.30	11.57	(13.40	)**

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period ($ thousands)	138	128	97	87
Ratio of expenses before expense reductions (%)	.61	.62	3.07	4.36	*
Ratio of expenses after expense reductions (%)	.59	.61	.81	.81	*
Ratio of net investment income (loss) (%)	1.91	1.96	1.95	1.72	*
Portfolio turnover rate (%)	98	100	98	29	**

[a]	For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

26	|	DWS CROCI® U.S. Fund

	Years Ended September 30,			Period Ended
Class S	2018	2017	2016	9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.23	$9.51	$8.65	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.19	.16	.08
Net realized and unrealized gain (loss)	.70	1.55	.82	(1.43)
Total from investment operations	.91	1.74	.98	(1.35)
Less distributions from:
Net investment income	(.15)	(.02)	(.12)	—
Net realized gains	(.13)	—	—	—
Total distributions	(.28)	(.02)	(.12)	—
Net asset value, end of period	$11.86	$11.23	$9.51	$8.65
Total Return (%)	8.17	18.33	11.44 [c]	(13.50	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	706	718	.55	.11
Ratio of expenses before expense reductions (%)	.67	.67	3.22	4.37	*
Ratio of expenses after expense reductions (%)	.67	.67	.91	.84	*
Ratio of net investment income (loss) (%)	1.83	1.79	1.81	1.71	*
Portfolio turnover rate (%)	98	100	98	29	**

[a]	For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS CROCI® U.S. Fund	|	27

	Years Ended September 30,			Period Ended
Institutional Class	2018	2017	2016	9/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.23	$9.53	$8.66	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.19	.18	.08
Net realized and unrealized gain (loss)	.70	1.54	.81	(1.42)
Total from investment operations	.91	1.73	.99	(1.34)
Less distributions from:
Net investment income	(.15)	(.03)	(.12)	—
Net realized gains	(.13)	—	—	—
Total distributions	(.28)	(.03)	(.12)	—
Net asset value, end of period	$11.86	$11.23	$9.53	$8.66
Total Return (%)	8.18	18.20	11.57 [c]	(13.40	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	7	5	4
Ratio of expenses before expense reductions (%)	.68	.66	3.05	4.34	*
Ratio of expenses after expense reductions (%)	.68	.66	.81	.81	*
Ratio of net investment income (loss) (%)	1.84	1.87	1.95	1.72	*
Portfolio turnover rate (%)	98	100	98	29	**

[a]	For the period from April 13, 2015 (commencement of operations) to September 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

28	|	DWS CROCI® U.S. Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS CROCI® U.S. Fund (formerly Deutsche CROCI® U.S. Fund) (the “Fund”) is a diversified series of Deutsche DWS Investment Trust (formerly Deutsche Investment Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Effective October 1, 2018, Class T shares will be closed to new purchases, except in connection with the investment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards

DWS CROCI® U.S. Fund	|	29

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar

30	|	DWS CROCI® U.S. Fund

securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$15,367,006
Undistributed long-term capital gains	$9,601,647
Net unrealized appreciation (depreciation) on investments	$31,729,434

DWS CROCI® U.S. Fund	|	31

At September 30, 2018, the aggregate cost of investments for federal income tax purposes was $838,392,957. The net unrealized appreciation for all investments based on tax cost was $31,729,434. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $57,943,470 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $26,214,036.

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended September 30,
	2018	2017
Distributions from ordinary income*	$21,396,376	$1,550,721

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $867,835,290 and $931,810,425, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the

32	|	DWS CROCI® U.S. Fund

“Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1.0 billion of such net assets	.375%
Next $1.0 billion of such net assets	.350%
Next $1.0 billion of such net assets	.325%
Over $5.0 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.425% of the Fund’s average daily net assets.

For the period from October 1, 2017 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each classes as follows:

Class A	1.04%
Class T	1.04%
Class C	1.76%
Class R	1.29%
Class R6	.59%
Class S	.69%
Institutional Class	.69%

For the year ended September 30, 2018, fees waived and/or expenses reimbursed for certain classes are as follows:

Class R	$2,030
Class R6	30
$2,060

DWS CROCI® U.S. Fund	|	33

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2018, the Administration Fee was $891,969 of which $72,492 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2018
Class A	$64,776	$21,530
Class T	19	7
Class C	5,361	1,791
Class R	155	52
Class R6	33	11
Class S	331,438	110,100
Institutional Class	861	287
	$402,643	$133,778

In addition, for the year ended September 30, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$204,154
Class C	17,507
Class R	6,010
Class S	298,457
Institutional Class	6,529
$532,657

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% and 0.25% of average daily net assets of

34	|	DWS CROCI® U.S. Fund

Class C and Class R shares, respectively. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended September 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2018
Class C	$103,564	$3,593
Class R	5,088	415
	$108,652	$4,008

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2018	Annual Rate
Class A	$366,362	$89,261	.24%
Class T	18	10	.17%
Class C	33,838	5,881	.25%
Class R	5,086	1,340	.25%
	$405,304	$96,492

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2018 aggregated $4,206.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2018, the CDSC for Class C shares aggregated $39. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2018, DDI received $139 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended September 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $19,821, of which $15,536 is unpaid.

DWS CROCI® U.S. Fund	|	35

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2018.

36	|	DWS CROCI® U.S. Fund

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,485,038	$17,213,062	1,765,154	$18,293,932
Class T	—	—	936 *	10,000 *
Class C	19,401	219,860	28,064	285,181
Class R	8,518	98,363	107,684 **	1,119,952 **
Class R6	—	—	1,181	13,028
Class S	925,905	10,719,887	2,309,901	24,162,880
Institutional Class	221,236	2,563,798	202,715	2,057,849
		$30,814,970		$45,942,822

Shares issued to shareholders in reinvestment of distributions
Class A	274,856	$3,182,829	9,285	$90,437
Class T	19	222	—	—
Class C	17,963	206,399	—	—
Class R	3,319	38,432	—	—
Class R6	282	3,268	31	302
Class S	1,450,124	16,777,935	138,450	1,347,113
Institutional Class	15,198	175,836	3,644	35,459
		$20,384,921		$1,473,311
Shares redeemed
Class A	(3,096,038)	$(35,790,522)	(5,092,957)	$(52,978,299)
Class C	(1,028,250)	(11,807,675)	(456,112)	(4,667,023)
Class R	(28,995)	(333,691)	(115,153)**	(1,197,287)**
Class R6	(29)	(340)	—	—
Class S	(6,830,574)	(78,997,863)	(9,593,933)	(99,389,472)
Institutional Class	(120,721)	(1,391,934)	(720,841)	(7,603,353)
		$(128,322,025)		$(165,835,434)

DWS CROCI® U.S. Fund	|	37

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Dollars	Shares		Dollars

Shares issued in tax-free reorganization***
Class A	—	$—	17,054,394		$165,254,808
Class C	—	—	1,794,327		17,244,028
Class R	—	—	193,513		1,875,142
Class S	—	—	71,045,460		689,139,134
Institutional Class	—	—	650,691		6,318,215
		$—			$879,831,327

Net increase (decrease)
Class A	(1,336,144)	$(15,394,631)	13,735,876		$130,660,878
Class T	19	222	936	*	10,000	*
Class C	(990,886)	(11,381,416)	1,366,279		12,862,186
Class R	(17,158)	(196,896)	186,044	**	1,797,807	**
Class R6	253	2,928	1,212		13,330
Class S	(4,454,545)	(51,500,042)	63,899,878		615,259,655
Institutional Class	115,713	1,347,701	136,209		808,170
		$(77,122,134)			$761,412,026

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

**	For the period from December 9, 2016 (commencement of operations of Class R) to September 30, 2017.

***	On December 9, 2016 Deutsche Large Cap Value was acquired by the Fund through a tax-free reorganization (see Note F).

F. Acquisition of Assets

On December 9, 2016, the Fund acquired all of the net assets of Deutsche Large Cap Value Fund pursuant to a plan of reorganization approved by the Board of Directors of Deutsche Large Cap Value Fund and the Board of Trustees of Deutsche CROCI® U.S. Fund on September 27, 2016. The acquisition was accomplished by a tax-free exchange of 11,195,520 Class A shares, 1,169,050 Class C shares, 46,708,755 Class S shares, 127,173 Class R shares and 427,339 Institutional Class shares of Deutsche Large Cap Value Fund for 17,054,394 Class A shares, 1,794,327 Class C shares, 71,045,460 Class S shares, 193,513 Class R shares and 650,691 Institutional Class shares of the Fund, respectively, outstanding on December 9, 2016. Deutsche Large Cap Value Fund’s net assets at that date, $879,831,327 including $9,957,920 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $7,005,115. The combined net assets of the Fund immediately following the acquisition were $886,836,442.

38	|	DWS CROCI® U.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Investment Trust and Shareholders of DWS CROCI U.S. Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS CROCI U.S. Fund (one of the funds constituting Deutsche DWS Investment Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

DWS CROCI® U.S. Fund	|	39

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

40	|	DWS CROCI® U.S. Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class R and Class R6 shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2018 to September 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS CROCI® U.S. Fund	|	41

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/18	$1,050.60	$1,050.50	$1,046.60	$1,048.80	$1,052.30	$1,051.40	$1,052.40
Expenses Paid per $1,000*	$5.14	$4.73	$9.03	$6.63	$3.04	$3.39	$3.55

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/18	$1,020.05	$1,020.46	$1,016.24	$1,018.60	$1,022.11	$1,021.76	$1,021.61
Expenses Paid per $1,000*	$5.06	$4.66	$8.90	$6.53	$2.99	$3.35	$3.50

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS CROCI U.S. Fund	1.00%	.92%	1.76%	1.29%	.59%	.66%	.69%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

42	|	DWS CROCI® U.S. Fund

Tax Information	(Unaudited)

For corporate shareholders, 92% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended September 30, 2018, qualified for the dividends received deduction.

For federal Income tax purposes, the Fund designates $24,372,000, or the maximum amount allowable under tax law, as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $10,562,000 as capital gain dividends for its year ended September 30, 2018.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS CROCI® U.S. Fund	|	43

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain

44	|	DWS CROCI® U.S. Fund

invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-year period ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2017.

DWS CROCI® U.S. Fund	|	45

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board considered that, effective October 1, 2016, DIMA agreed to lower its management fee and implement new management fee breakpoints to accommodate the merger of Deutsche Large Cap Value Fund into the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA

46	|	DWS CROCI® U.S. Fund

and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

DWS CROCI® U.S. Fund	|	47

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

48	|	DWS CROCI® U.S. Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

DWS CROCI® U.S. Fund	|	49

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

50	|	DWS CROCI® U.S. Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

DWS CROCI® U.S. Fund	|	51

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

52	|	DWS CROCI® U.S. Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS CROCI® U.S. Fund	|	53

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

54	|	DWS CROCI® U.S. Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reached the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	DCUAX	DCUUX	DCUCX	DCUSX	DCUIX
CUSIP Number	25157M 588	25157M 448	25157M 570	25157M 547	25157M 554
Fund Number	1020	1720	1320	2020	1420

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	DCUTX	DCURX
CUSIP Number	25157M 513	25157M 562
Fund Number	1520	1620

DWS CROCI® U.S. Fund	|	55

DCUS-2

(R-039599-4 11/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS CROCI U.S. Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$66,183	$0	$0	$0
2017	$68,279	$1,500	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS CROCI® U.S. Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2018